EXHIBIT 10.2

[LOGO]

AMENDMENT NO. 2 TO LOAN DOCUMENTS

This Amendment No. 2 (the “Amendment”) dated as of October 27, 2003, is between Bank of America, NA. (“Lender”) and Newport Corporation (“Borrower”).

RECITALS

A. Borrower has executed various documents concerning credit extended by the Lender, including, without limitation, the following documents (the “Loan Documents”):

1. A certain Business Loan Agreement dated as of September 25, 2002 (together with any previous amendments, the “Loan Agreement”).

2. A certain Promissory Note dated as of September 25, 2002 in the original principal amount of $5,000,000.00 (together with any previous amendments, the “Note”).

B. Lender and Borrower desire to amend the Loan Documents.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) In paragraph number 1.1 (c) of the Exhibit to Loan Agreement, entitled “Availability Period,” the date December 1, 2003 is changed to December 1, 2004.

(b) Paragraph number 1.1(d)(ii) of the Exhibit to Loan Agreement is amended to read in its entirety as follows:

(ii) standby letters of credit with a maximum maturity of 365 days but not to extend more than 365 days beyond the Expiration Date. The standby letters of credit may include a provision providing that the maturity date will automatically extend each year for an additional year unless the Bank gives written notice to the contrary at least 60 days prior to such maturity date.

3. Amendments to Note. The Note is hereby amended as follows:

(a) In the paragraph entitled “Payment,” the date December 1, 2003 is changed to December 1, 2004.

(b) The following paragraph is hereby added immediately following the paragraph entitled “Line of Credit”:

Advances under the Line of Credit. Except as otherwise provided in this Note, advances under the line of credit provided under this Note will be available until the earlier of any event of default under this Note, or December 1, 2004 (the “Expiration Date”). Borrower may borrow, repay and reborrow under this Note at any time until the Expiration Date. The total principal amount outstanding under this Note at any one time must not exceed the principal amount of this Note, provided that the amount advanced hereunder does not exceed any borrowing base or other limitation on borrowings by Borrower.

4. Representations and Warranties. When Borrower signs this Amendment, Borrower represents and warrants to Lender that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Documents except those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is hound, and (d) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organizational papers.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect.

6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Borrower: Newport Corporation		Lender: Bank of America, N.A.

By:	/s/ William R. Abbott	By:	/s/ Cynthia K. Goodfellow

	William R. Abbott, Vice President-Finance/Treasurer		Cynthia K. Goodfellow, Vice President

By:	/s/ Jeffrey B. Coyne

Jeffrey B. Coyne, Vice President/General Counsel

2